EXHIBIT 10.10

CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. THE REDACTED PORTIONS ARE MARKED AS ASTERISKS.

Dedicated Video Solutions

Service Order Contract

For

RR Satellite Communications Ltd

Service ID:	1-2N8TT	Issue date: 13 May 2005
(To be added following customer signature)

Section I.               Intelsat Service Order

This Service Order shall, when agreed and signed by Intelsat, constitute a Service Contract between Intelsat Global Sales & Marketing Ltd. (“Intelsat”) and the Customer whereby Intelsat offers, and the Customer accepts a Dedicated Video Solutions Service. Such Service shall be configured as specified in Section II Service Details below. When accepted agreed and signed by Intelsat, this Service Order shall become a binding Service Contract under which the Customer purchases the Service from Intelsat.

The offer of Service contained in this Service Order is valid for 21 calendar days. Should the offer not be accepted by the Customer and returned to Intelsat within 21 calendar days of the date of this Service Order, this offer shall be void. The Service is subject to the Service Agreement between Intelsat and the Customer.

The Service is offered contingent upon Intelsat receiving from the Customer any Collateral specified below in a form acceptable to Intelsat at least 15 calendar days prior to the Service Commencement Date.

Commercial Terms:

1. Customer Name	RR Satellite Communications Limited

2. Type of service order	☒ New Service ☐	Change to an existing service	☐	renewal

3. Service charges	MRC (Monthly Recurring Charge): $****(1)
NRC (One-time fee): $****(1)Charge fee: $****(1)Other: $****(1)

4. Term of Service	10 Year(s) month(s) week(s) day(s)

5. Financial terms	Collateral amount: $****(1)Billing Cycle: Concurrent

6. Service Commencement Date (SCD)	1 July 2005
Note: Intelsat reserves the right to reschedule/postpone the SCD if this Service Order is returned less than 10 business days before the stated SCD. Billing will commence on the SCD.

7. Additional commercial terms and conditions	☒ Yes (see section III)	☐ No

In accordance with SSOG 200, all Customer Earth Stations must be approved by Intelsat prior to operation.

The Customer acknowledges that all of the information contained in this Service Order is proprietary and confidential to Intelsat Global Sales & Marketing Ltd., and the Customer agrees (i) to maintain this information as confidential (ii) not to use this information for any purposes other than in connection with discussing this Service with Intelsat Global Sales & Marketing Ltd. or its affiliated entities, and (iii) not to disclose the information to any third party.

Customer Signature (-)	Intelsat Signature (-)
Name David Rivel Gilad Ramot	Name Andrew Stimson
Title CEO	Title Managing Director Intelsat Global Sales &
Marketing Ltd.
Date 15/05/05	Date 25/5/05

(1) Represents material that has been redacted and submitted separately to the Securities and Exchange Commission pursuant to a request for confidential treatment.

Intelsat Global Sales & Marketing Ltd.	Intelsat Reference:
Building 3, Chiswick Park	OPID# 1-2N8SG
566 Chiswick High Road
London WA 5YA UK

Section II              Service Details:

1. Service Application	☐ Space Only DVS-Contribution ☐ Space Only DVS-Distribution ☒ Space Only DVS-DTH		☐ Hybrid DVS-Contribution ☐ Hybrid DVS-Distribution ☐ Hybrid DVS-DTH

2. Service Description	****(1) MHz of capacity on IA5 Ku Band Transponder

3. Teleport	☐ Fuchsstadt, Germany ☐ Mountainside, MD, USA ☐ Other: N/A		☐ Hong Kong ☐ Riverside, CA, USA

4. Fiber	☐ Yes If yes, include details:			☒ No

5. Collocation	☐ Yes If yes, include details:			☒ No

6. Name of television programming service(s)	TBD

7. Satellite, location, and beam/connectivity	Satellite ID:IA5	Location: 97W	Beam: Conus

8. Transponder No.	K14

9. Capacity type	☒ Standard		☐ Premium

10. Space Segment Priority	****(1) Preemptible ****(1) Business Preemptible		****(1) Non-Preemptible ****(1) Fully Protected

12. Modulation	☐ QPSK	☐ 8PSK	☐ Other:

13. FEC Rate	☐ 1/2	☐ 2/3	☐ 3/4	☐ 7/8	☐ Other:

14. Information Rate	TBD

15. Signal Format	☐ PAL	☐ NTSC	☐ SECAM	☐ Other:

16. Bandwidth (BW) in MHz	****(1) MHz

17. Demarcation points	Space only

Section III.   Special Terms Conditions and Notes:

1.              This Service Order Contract is subject to capacity availability at the time receipt of this Service Order Contract signed by RR Satellite Communications and to meeting its obligations under item 2 below.

2.              Prior to execution of this Service Order Contract by Intelsat, RR Satellite Communications must become current with all outstanding invoiced charges and provide collateral equal to $****(1) (MRC x 2).

3.              RR Satellite Communications have a one-time only right to terminate this lease without penalty upon the fifth anniversary of the Service Commencement Date (SCD) subject to Intelsat receiving a minimum of 30 days prior written notice of their intension to terminate.

4.              ****(1).

5.              This Service Order Contract is also governed by the two documents supplied separately:

a.              Service Description: Intelsat Americas Full Time Lease Service (UK Version 003 01/2004)

b.              Intelsat Americas Operating Procedures.

(1) Represents material that has been redacted and submitted separately to the Securities and Exchange Commission pursuant to a request for confidential treatment.

Section VI.   Customer Contract Information:

1. Customer details
Company name	RR Satellite Communications Limited
Customer ID	3228
Service Agreement details	Service Agreement type: Distribution Agreement Agreement Number: 00745-000
Tax ID (if applicable)
Street address	4 Hagoren St, Industrial Park
City	Omer, 84965
Country	Israel

2. Customer contact:
Contract name	Mr. Lior Rival
Phone/Fax	Phone: +972 88610000 Mobile: +972 505417303 Fax: +972 88580252
E-mail address	lior@rrsat.com

3. Customer billing contact:	If different from above
Name
Phone/Fax	Phone: Mobile: Fax:
E-mail address

4. Customer technical contact:	If different from above
Name
Phone/Fax	Phone: Mobile: Fax:
E-mail address

5. Intelsat Sales Contact:
Name	Michael Taylor
Phone/Fax	Phone:+44 20 8899 6874Mobile:+44 7789 745250 Fax:+44 20 8899 6194
E-mail address	Michael.taylor@intelsat.com

Section VII.   Fault Reporting Procedures:

The Customer shall report any fault to the Intelsat Video Operations Center at the following number, available 24 hours a day, 7 days a week:

Phone: +1.202.944.8545

Toll-free: +1.866.266.7886 (toll free only from the US and Canada)

Section VIII.   Additional Miscellaneous Comments / Remarks: